UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08476

                         The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi	Lawrence J. Haverty, CFA
Chief Investment Officer	Co-Chief Investment Officer	Portfolio Manager
	BA, Williams College	BA, Wharton School
	MBA, Columbia	MA, Graduate School of
	Business School	Arts and Sciences,
University of Pennsylvania

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 7.6%, compared with a total return of 7.5% for the Morgan Stanley Capital International (“MSCI”) World Index. The total return for the Fund’s publicly traded shares was 8.0%. The Fund’s NAV per share was $8.13, while the price of the publicly traded shares closed at $7.24 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (11/15/94)
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	7.59%	13.42%	3.74%	5.19%	8.41%
Investment Total Return (c)	7.97	15.41	4.27	5.77	8.31
Standard & Poor’s 500 Index	11.96	14.66	6.95	6.69	9.58	(d)
MSCI World Index	7.51	10.41	3.83	5.83	6.71	(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2016:

The Gabelli Multimedia Trust Inc.

Entertainment	15.4%
Cable	11.4%
U.S. Government Obligations	10.8%
Computer Software and Services	10.5%
Broadcasting	10.1%
Hotels and Gaming	6.0%
Telecommunications: National	5.4%
Wireless Communications	4.5%
Satellite	3.5%
Electronics	3.4%
Publishing	2.5%
Consumer Services	2.2%
Telecommunications: Long Distance	2.0%
Financial Services	2.0%
Business Services: Advertising	2.0%

Computer Hardware	1.8%
Telecommunications: Regional	1.7%
Equipment	1.6%
Business Services	1.2%
Retail	0.7%
Diversified Industrial	0.6%
Consumer Products	0.6%
Food and Beverage	0.1%
Real Estate Investment Trusts	0.0%*
Telecommunications	0.0%*
Real Estate	0.0%*

100.0%

*	Amount represents less than 0.05%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — December 31, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS — 89.2%
	DISTRIBUTION COMPANIES — 54.1%
	Broadcasting — 10.1%
10,000	Asahi Broadcasting Corp.	$42,567	$59,807
61,000	CBS Corp., Cl. A, Voting	1,078,949	3,943,650
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	40,631
16,000	Cogeco Inc.	317,869	675,917
2,000	Corus Entertainment Inc., OTC, Cl. B	5,257	18,772
13,000	Corus Entertainment Inc., Toronto, Cl. B	54,113	121,998
34,000	Discovery Communications Inc., Cl. A†	194,789	931,940
124,000	Discovery Communications Inc., Cl. C†	1,621,254	3,320,720
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	51,891
140,000	ITV plc	485,101	356,116
4,550	Lagardere SCA	100,163	126,421
11,500	Liberty Broadband Corp., Cl. A†	426,661	833,290
33,739	Liberty Broadband Corp., Cl. C†	726,964	2,499,048
10,750	Liberty Media Corp.- Liberty Media, Cl. A†	220,302	337,013
28,000	Liberty Media Corp.- Liberty Media, Cl. C†	477,086	877,240
28,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	398,008	966,560
75,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	995,073	2,544,000
4,000	M6 Metropole Television SA	35,208	74,402
14,000	Media General Inc.†	262,133	263,620
68,566	Media Prima Berhad	34,965	17,577
44,000	MSG Networks Inc., Cl. A†	180,507	946,000
36,000	Nippon Television Holdings Inc.	530,748	653,621
4,650	NRJ Group†	20,718	46,746
36,000	Pandora Media Inc.†	513,896	469,440
3,400	RTL Group SA	129,101	247,597
69,000	Salem Media Group Inc.	207,887	431,250
19,000	Sinclair Broadcast Group Inc., Cl. A	278,034	633,650
17,000	TEGNA Inc.	411,552	363,630
45,000	Television Broadcasts Ltd.	166,753	147,979
23,000	Television Francaise 1	229,511	228,819
73,000	Tokyo Broadcasting System Holdings Inc.	1,417,696	1,168,000

240,000	TV Azteca SA de CV	58,305	37,511

		11,707,430	23,434,856

	Business Services — 1.1%
6,000	Cogint Inc.†	91,725	20,700
184	Contax Participacoes SA†	7,571	532
1,000	Convergys Corp.	17,738	24,560

			Market
Shares		Cost	Value
6,000	Impellam Group plc	$8,600	$52,685
1,000	Qumu Corp.†	5,717	2,380
19,000	S&P Global Inc.	1,217,836	2,043,260
9,000	Zayo Group Holdings Inc.†	292,583	295,740

		1,641,770	2,439,857

	Cable — 11.4%
26,000	Altice NV, Cl. A†	307,697	515,358
4,000	Altice NV, Cl. B†	39,678	79,707
32,000	AMC Networks Inc., Cl. A†	2,151,498	1,674,880
1,500	Cable One Inc.	491,395	932,595
11,692	Charter Communications Inc., Cl. A†	2,251,686	3,366,361
36,500	Cogeco Communications Inc.	825,409	1,800,737
59,000	Comcast Corp., Cl. A	2,556,593	4,073,950
32,932	Liberty Global plc, Cl. A†	458,987	1,007,380
134,177	Liberty Global plc, Cl. C†	3,319,189	3,985,065
5,937	Liberty Global plc LiLAC, Cl. A†	96,688	130,377
16,308	Liberty Global plc LiLAC, Cl. C†	629,830	345,240
109,690	Rogers Communications Inc., New York, Cl. B	2,198,478	4,231,840
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	744,844
24,000	Scripps Networks Interactive Inc., Cl. A	1,196,718	1,712,880
10,000	Shaw Communications Inc., New York, Cl. B	167,258	200,600
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,565,054
5,800	Sky plc, ADR	181,535	284,316

		17,126,417	26,651,184

	Consumer Services — 2.2%
12,000	H&R Block Inc.	249,637	275,880
18,000	IAC/InterActiveCorp.†	643,679	1,166,220
11,725	Liberty Expedia Holdings Inc., Cl. A†	224,942	465,131
107,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,133,189	2,137,860
17,000	Liberty TripAdvisor Holdings Inc., Cl. A†	164,135	255,850
25,088	Liberty Ventures, Cl. A†	439,717	924,995

		2,855,299	5,225,936

	Diversified Industrial — 0.6%
16,000	Bouygues SA	449,280	573,402
3,000	Fortune Brands Home & Security Inc.	125,326	160,380
23,000	Jardine Strategic Holdings Ltd.	595,515	763,600
3,000	Malaysian Resources Corp. Berhad	3,735	889

		1,173,856	1,498,271

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Electronics — 0.6%
12,500	Dolby Laboratories Inc., Cl. A	$488,185	$564,875
7,000	Harman International Industries Inc.	772,552	778,120

		1,260,737	1,342,995

	Entertainment — 6.6%
26,000	Gogo Inc.†	371,316	239,720
250,000	Grupo Televisa SAB, ADR	5,134,875	5,222,500
6,000	Liberty Media Corp.- Liberty Braves, Cl. A†	98,066	122,940
49,520	Liberty Media Corp.- Liberty Braves, Cl. C†	687,764	1,019,617
23,000	Naspers Ltd., Cl. N	1,018,676	3,373,010
1,000	Netflix Inc.†	88,661	123,800
4,000	Reading International Inc., Cl. A†	32,434	66,400
6,471	Reading International Inc., Cl. B†	56,398	122,172
5,000	Regal Entertainment Group, Cl. A	57,394	103,000
88,000	Sky plc	1,202,119	1,074,758
12,500	Take-Two Interactive Software Inc.†	161,219	616,125
19,500	The Madison Square Garden Co, Cl. A†	835,089	3,344,445

		9,744,011	15,428,487

	Equipment — 1.6%
12,500	American Tower Corp.	1,146,057	1,321,000
3,600	Amphenol Corp., Cl. A	7,014	241,920
72,000	Corning Inc.	830,882	1,747,440
200	Furukawa Electric Co. Ltd.	7,419	5,852
7,500	QUALCOMM Inc.	205,136	489,000

		2,196,508	3,805,212

	Financial Services — 2.0%
15,000	Caribbean Investment Holdings Ltd.†	14,944	1,756
35,500	Kinnevik AB, Cl. A	673,200	874,778
45,000	Kinnevik AB, Cl. B	1,472,424	1,078,250
6,000	LendingTree Inc.†	54,069	608,100
50,000	PayPal Holdings Inc.†	1,653,335	1,973,500
15,000	Waterloo Investment Holdings Ltd.†	2,153	600

		3,870,125	4,536,984

	Food and Beverage — 0.1%
2,994	Pernod Ricard SA	190,567	324,462

	Retail — 0.7%
200	Amazon.com Inc.†	35,729	149,974
22,000	Best Buy Co. Inc.	433,519	938,740
11,000	FTD Companies Inc.†	289,319	262,240

			Market
Shares		Cost	Value
6,000	HSN Inc.	$178,778	$205,800

		937,345	1,556,754

	Satellite — 3.5%
1,000	Asia Satellite Telecommunications Holdings Ltd.†	1,555	1,246
23,000	DigitalGlobe Inc.†	431,258	658,950
70,000	DISH Network Corp., Cl. A†	3,005,237	4,055,100
32,000	EchoStar Corp., Cl. A†	802,050	1,644,480
30,000	Iridium Communications Inc.†	225,784	288,000
25,400	Loral Space & Communications Inc.†	1,046,760	1,042,670
250,000	PT Indosat Tbk†	52,779	119,688
3,000	SKY Perfect JSAT Holdings Inc.	15,472	13,810
2,000	ViaSat Inc.†	107,936	132,440
30,000	Videocon d2h Ltd., ADR†	287,019	249,300

		5,975,850	8,205,684

	Telecommunications: Long Distance — 2.0%
64,000	AT&T Inc.	2,190,080	2,721,920
2,020	BCE Inc., New York	87,553	87,345
1,074	BCE Inc., Toronto	46,622	46,419
200,000	Sprint Corp.†	1,163,277	1,684,000

		3,487,532	4,539,684

	Telecommunications: National — 5.4%
5,000	China Telecom Corp. Ltd., ADR	126,250	230,650
5,000	China Unicom Hong Kong Ltd., ADR	38,450	57,750
14,000	Communications Sales & Leasing Inc.†	380,977	355,740
61,000	Deutsche Telekom AG, ADR	789,100	1,043,100
16,000	Elisa Oyj	155,779	520,937
3,605	Hellenic Telecommunications Organization SA	41,551	33,888
10,000	Inmarsat plc	117,984	92,615
34,500	Level 3 Communications Inc.†	1,553,423	1,944,420
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	8,503
10,000	Nippon Telegraph & Telephone Corp.	230,089	420,278
5,000	Oi SA, ADR†	17,766	3,175
200	Oi SA, Cl. C, ADR†	3,744	794
4,000	Orange SA, ADR	65,705	60,560
22,000	PLDT Inc., ADR	370,294	606,100
6,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	174,960
6,000	Rostelecom PJSC, ADR	41,408	49,538
28,000	Swisscom AG, ADR	704,878	1,252,608
6,000	Telecom Argentina SA, ADR	5,820	109,020
385,000	Telecom Italia SpA†	1,016,574	339,212
50,000	Telecom Italia SpA	44,963	36,159
17,500	Telefonica Brasil SA, ADR	283,641	234,150

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
118,026	Telefonica SA, ADR	$1,183,507	$1,085,839
145,000	Telekom Austria AG	1,030,094	856,281
55,000	Telesites SAB de CV†	41,755	29,875
15,172	Telia Co. AB	42,639	61,134
2,400	Telstra Corp. Ltd., ADR	30,324	43,824
48,000	Verizon Communications Inc.	1,748,920	2,562,240
82,000	VimpelCom Ltd., ADR	104,722	315,700

		10,191,977	12,529,050

	Telecommunications: Regional — 1.7%
15,000	Cincinnati Bell Inc.†	248,510	335,250
78,000	Telephone & Data Systems Inc.	3,256,718	2,251,860
8,000	TELUS Corp., New York	100,703	254,800
32,000	TELUS Corp., Toronto	298,834	1,018,881

		3,904,765	3,860,791

	Wireless Communications — 4.5%
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	691,350
19,000	Global Telecom Holding SAE, GDR†	75,678	35,340
240,000	Jasmine International PCL	5,040	52,945
48,000	Millicom International Cellular SA, SDR	3,384,078	2,051,061
88,000	NTT DoCoMo Inc.	1,370,435	2,005,082
19,000	Orascom Telecom Media and Technology Holding SAE, GDR†	29,430	6,441
28,000	ORBCOMM Inc.†	151,690	231,560
34,000	SK Telecom Co. Ltd., ADR	761,600	710,600
4,203	Tim Participacoes SA, ADR	108,533	49,595
48,000	T-Mobile US Inc.†	1,406,901	2,760,480
10,000	Turkcell Iletisim Hizmetleri A/S, ADR†	123,780	69,000
29,000	United States Cellular Corp.†	1,069,619	1,267,880
25,000	Vodafone Group plc, ADR	971,225	610,750

		9,825,173	10,542,084

	TOTAL DISTRIBUTION COMPANIES	86,089,362	125,922,291

	COPYRIGHT/CREATIVITY COMPANIES — 35.1%
	Business Services — 0.1%
14,000	Scientific Games Corp., Cl. A†	147,756	196,000
25,000	YuMe Inc.†	122,212	89,500

		269,968	285,500

	Business Services: Advertising — 2.0%
174,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,288,322	878,700
15,000	Harte-Hanks Inc.	110,333	22,650
6,000	Havas SA	28,900	50,527

Shares		Cost	Market Value
9,357	JC Decaux SA	$216,503	$275,102
8,000	Lamar Advertising Co., Cl. A	290,387	537,920
1,500	Publicis Groupe SA	10,478	103,502
4,000	Ströeer SE & Co KGaA	89,263	175,604
105,000	The Interpublic Group of Companies Inc.	1,651,809	2,458,050
10,000	Tremor Video Inc.†	22,112	24,900

		3,708,107	4,526,955

	Computer Hardware — 1.8%
35,200	Apple Inc.	3,563,353	4,076,864

	Computer Software and Services — 10.5%
37,000	Activision Blizzard Inc.	1,325,615	1,336,070
4,400	Alphabet Inc., Cl. A†	3,145,641	3,486,780
1,404	Alphabet Inc., Cl. C†	1,051,631	1,083,636
60,000	Blucora Inc.†	727,368	885,000
3,581	CommerceHub Inc., Cl. A†	17,957	53,751
7,162	CommerceHub Inc., Cl. C†	35,913	107,645
35,000	comScore Inc.†	1,167,592	1,105,300
50,000	EarthLink Holdings Corp.	207,429	282,000
74,000	eBay Inc.†	1,467,565	2,197,060
48,500	Facebook Inc., Cl. A†	3,244,951	5,579,925
8,000	GrubHub Inc.†	199,308	300,960
10,000	Guidance Software Inc.†	84,715	70,800
207,000	Internap Corp.†	733,353	318,780
10,000	InterXion Holding NV†	135,436	350,700
12,000	Microsoft Corp.	621,731	745,680
7,000	QTS Realty Trust Inc., Cl. A	147,356	347,550
6,000	SoftBank Group Corp.	351,493	398,631
150,000	Yahoo! Inc.†	5,957,062	5,800,500

		20,622,116	24,450,768

	Consumer Products — 0.6%
2,200	Nintendo Co. Ltd.	269,057	461,929
35,000	Nintendo Co. Ltd., ADR	622,100	908,250

		891,157	1,370,179

	Consumer Services — 0.0%
5,000	XO Group Inc.†	49,981	97,250

	Electronics — 2.8%
2,000	IMAX Corp.†	10,333	62,800
6,000	Intel Corp.	131,160	217,620
3,440	Koninklijke Philips NV	36,704	105,161
219,000	Sony Corp., ADR	4,434,047	6,138,570

		4,612,244	6,524,151

	Entertainment — 8.8%
24,000	Ascent Capital Group Inc., Cl. A†	853,560	390,240
50,000	Entravision Communications Corp., Cl. A	252,919	350,000
79,200	GMM Grammy Public Co. Ltd.†	52,488	19,241

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
5,000	Lions Gate Entertainment Corp., Cl. A	$85,897	$134,500
38,242	Lions Gate Entertainment Corp., Cl. B†	950,134	938,449
25,000	Live Nation Entertainment Inc.†	239,539	665,000
17,000	STV Group plc	13,537	75,109
8,000	The Walt Disney Co.	728,480	833,760
60,000	Time Warner Inc.	4,053,430	5,791,800
116,000	Twenty-First Century Fox Inc., Cl. A	1,236,225	3,252,640
68,000	Twenty-First Century Fox Inc., Cl. B	2,141,718	1,853,000
14,544	UBM plc	89,296	131,115
65,000	Universal Entertainment Corp.†	1,686,117	1,877,005
54,500	Viacom Inc., Cl. A	1,603,531	2,098,250
100,000	Vivendi SA	2,302,769	1,900,566
10,000	World Wrestling Entertainment Inc., Cl. A	117,598	184,000

		16,407,238	20,494,675

	Hotels and Gaming — 6.0%
121,000	Boyd Gaming Corp.†	901,785	2,440,570
600	Churchill Downs Inc.	52,401	90,270
10,000	Golden Entertainment Inc.	90,780	121,100
4,200	Greek Organization of Football Prognostics SA	45,444	37,138
5,000	Hilton Worldwide Holdings Inc.	110,244	136,000
17,197	ILG Inc.	297,327	312,470
25,000	International Game Technology plc	469,624	638,000
150,000	Ladbrokes Coral Group plc	440,137	214,439
28,000	Las Vegas Sands Corp.	1,238,634	1,495,480
156,250	Mandarin Oriental International Ltd.	249,278	199,219
33,000	Melco Crown Entertainment Ltd., ADR	223,343	524,700
22,000	MGM China Holdings Ltd.	43,826	45,620
4,000	Penn National Gaming Inc.†	26,016	55,160
82,000	Ryman Hospitality Properties Inc.	1,896,659	5,166,820
30,000	Wynn Resorts Ltd.	1,642,531	2,595,300

		7,728,029	14,072,286

	Publishing — 2.5%
15,000	AH Belo Corp., Cl. A	67,792	95,250
20,000	Arnoldo Mondadori Editore SpA†	63,826	24,653
8,500	Gannett Co Inc.	93,294	82,535
1,000	Graham Holdings Co., Cl. B	518,883	511,950
30,000	Il Sole 24 Ore SpA†	35,186	11,637
800	John Wiley & Sons Inc., Cl. B	5,693	43,736
11,000	Meredith Corp	354,590	650,650

			Market
Shares		Cost	Value
5,263	Nation International Edutainment Public Co. Ltd.	$265	$231
1,000,000	Nation Multimedia Group Public Co. Ltd.	53,346	31,276
30,000	News Corp., Cl. A	144,805	343,800
60,000	News Corp., Cl. B	856,107	708,000
8,000	Nielsen Holdings plc	217,703	335,600
974,000	Post Publishing Public Co. Ltd.†	47,100	105,531
1,000	Scholastic Corp.	16,500	47,490
247,000	Singapore Press Holdings Ltd.	725,198	602,085
600	Spir Communication†	13,551	1,876
11,000	Telegraaf Media Groep NV	173,304	55,001
69,500	The E.W. Scripps Co., Cl. A†	1,310,702	1,343,435
11,000	Time Inc.	180,583	196,350
17,000	Tribune Media Co., Cl. A	723,981	594,660
3,000	Wolters Kluwer NV	67,969	108,697

		5,670,378	5,894,443

	Real Estate Investment Trusts — 0.0%
2,000	Outfront Media Inc.	44,777	49,740

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	63,567,348	81,842,811

	TOTAL COMMON STOCKS	149,656,710	207,765,102

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Business Services — 0.0%
39	Contax Participacoes SA, expire 01/23/17†	0	6

	Wireless Communications — 0.0%
25,000	Leap Wireless International Inc., CVR, expire 03/14/17†	57,591	63,000

	TOTAL RIGHTS	57,591	63,006

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
1,000	Malaysian Resources Corp. Bhd, expire 09/16/18†	0	21

	Telecommunications — 0.0%
117,647	Jasmine International plc, expire 07/05/20†	0	13,798

	TOTAL WARRANTS	0	13,819

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Principal Amount			Market Value

	U.S. GOVERNMENT OBLIGATIONS — 10.8%
$25,154,000	U.S. Treasury Bills, 0.295% to 0.551%††, 01/05/17 to 04/20/17	$ 25,142,939	$ 25,143,084
TOTAL INVESTMENTS — 100.0%		$174,857,240	232,985,011

Other Assets and Liabilities (Net)			(586,303)

PREFERRED STOCK
(791,614 preferred shares outstanding)			(34,775,350)

NET ASSETS — COMMON STOCK
(24,308,212 common shares outstanding)			$ 197,623,358

NET ASSET VALUE PER COMMON SHARE
($197,623,358 ÷ 24,308,212 shares outstanding)			$ 8.13

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

	% of Total Investments	Market Value
Geographic Diversification
North America	77.2%	$179,779,975
Europe	10.4	24,171,491
Japan	6.1	14,151,469
Latin America	3.5	8,282,840
South Africa	1.4	3,373,009
Asia/Pacific	1.4	3,184,446
Africa/Middle East	0.0	41,781
Total Investments	100.0%	$232,985,011

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $174,857,240)	$232,985,011
Foreign currency, at value (cost $306)	306
Cash	37,322
Deferred offering expense	70,363
Dividends receivable	213,109

Total Assets	233,306,111

Liabilities:
Distributions payable	18,404
Deferred tax liabilities (a)	17,685
Payable for investments purchased	76,251
Payable for investment advisory fees	515,765
Payable for payroll expenses	27,613
Payable for accounting fees	7,500
Payable for auction agent fees	131,040
Payable for legal and audit fees	52,028
Other accrued expenses	61,117

Total Liabilities	907,403

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$197,623,358

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$143,484,241
Distributions in excess of net investment income	(432,487)
Distributions in excess of net realized gain on investments and foreign currency transactions	(3,537,867)
Net unrealized appreciation on investments (b)	58,110,086
Net unrealized depreciation on foreign currency translations	(615)

Net Assets	$197,623,358

Net Asset Value per Common Share:
($197,623,358 ÷ 24,308,212 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$8.13

(a)	Includes net change of $(3,835) in deferred Thailand capital gains tax on unrealized appreciation during the year ended December 31, 2016.
(b)	Includes net unrealized depreciation of $17,685 in deferred Thailand capital gains tax during the year ended December 31, 2016.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $250,966)	$3,955,656
Interest	82,623

Total Investment Income	4,038,279

Expenses:
Investment advisory fees	2,341,627
Shareholder communications expenses	149,621
Shareholder services fees	76,651
Directors’ fees	70,500
Payroll expenses	70,222
Audit and legal fees	68,088
Accounting fees	45,000
Custodian fees	35,646
Offering expense for issuance of preferred shares	9,655
Interest expense	570
Miscellaneous expenses	114,836

Total Expenses	2,982,416

Less:
Expenses paid indirectly by broker (See Note 3)	(2,771)
Reimbursement for custody fees*	(337,222)

Total Reductions	(339,993)

Net Expenses	2,642,423

Net Investment Income	1,395,856

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	19,815,524
Net realized loss on foreign currency transactions	(648)

Net realized gain on investments and foreign currency transactions	19,814,876

Net change in unrealized appreciation/depreciation:
on investments (a)	(5,391,246)
on foreign currency translations	(86)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(5,391,332)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	14,423,544

Net Increase in Net Assets Resulting from Operations	15,819,400

Total Distributions to Preferred Shareholders	(1,294,313)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$14,525,087

*	The Fund received a one time reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$1,395,856	$761,462
Net realized gain on investments and foreign currency transactions	19,814,876	23,038,920
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(5,391,332)	(34,968,938)

Net Increase/(Decrease) in Net Assets Resulting from Operations	15,819,400	(11,168,556)

Distributions to Preferred Shareholders:
Net investment income	(100,036)	(49,351)
Net realized gain	(1,194,277)	(1,156,023)

Total Distributions to Preferred Shareholders	(1,294,313)	(1,205,374)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	14,525,087	(12,373,930)

Distributions to Common Shareholders:
Net investment income	(1,506,888)	(917,929)
Net realized gain	(17,989,811)	(21,502,031)
Return of capital	(679,117)	(429,761)

Total Distributions to Common Shareholders	(20,175,816)	(22,849,721)

Fund Share Transactions:
Offering costs for common shares charged to paid-in capital	—	(34,732)

Net Decrease in Net Assets from Fund Share Transactions	—	(34,732)

Net Decrease in Net Assets Attributable to Common Shareholders	(5,650,729)	(35,258,383)

Net Assets Attributable to Common Shareholders:
Beginning of year	203,274,087	238,532,470

End of year (including undistributed net investment income of $0 and $0, respectively)	$197,623,358	$203,274,087

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2016		2015		2014		2013	2012
Operating Performance:
Net asset value, beginning of year	$ 8.36		$ 9.81		$ 10.90		$ 8.22	$ 7.48
Net investment income	0.05		0.03		0.05		0.06	0.13
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.60		(0.49)		0.42		3.61	1.48
Total from investment operations	0.65		(0.46)		0.47		3.67	1.61
Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.03)
Net realized gain	(0.05)		(0.05)		(0.06)		(0.06)	(0.04)
Total distributions to preferred shareholders	(0.05)		(0.05)		(0.06)		(0.07)	(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.60		(0.51)		0.41		3.60	1.54
Distributions to Common Shareholders:
Net investment income	(0.06)		(0.03)		(0.02)		(0.05)	(0.07)
Net realized gain	(0.74)		(0.89)		(0.88)		(0.87)	(0.08)
Return of capital	(0.03)		(0.02)		(0.15)		—	(0.65)
Total distributions to common shareholders	(0.83)		(0.94)		(1.05)		(0.92)	(0.80)
Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		—		(0.44)		—	—
Increase in net asset value from repurchase of common shares	—		—		—		—	0.00	(b)
Increase in net asset value from common shares issued upon reinvestment of distributions	—		—		0.00	(b)	0.00 (b)	—
Offering expenses charged to paid-in capital	—		(0.00	)(b)	(0.01)		—	(0.00	)(b)
Total Fund share transactions	—		(0.00	)(b)	(0.45)		0.00 (b)	0.00	(b)
Net Asset Value Attributable to Common Shareholders, End of Year	$ 8.13		$ 8.36		$ 9.81		$ 10.90	$ 8.22
NAV total return †	7.59%		(5.57)%		4.17%		45.77%	22.29%
Market value, end of year	$ 7.24		$ 7.50		$ 10.01		$ 12.40	$ 7.85
Investment total return ††	7.97%		(16.33)%		(6.63)%		73.37%	40.00%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$232,399		$238,049		$273,307		$232,399	$182,899
Net assets attributable to common shares, end of year (in 000’s)	$197,623		$203,274		$238,532		$197,624	$148,124
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.70%		0.33%		0.13%		0.60%	1.68%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2016		2015		2014	2013	2012
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.49	%(c)(d)	1.45	%(c)	1.59%	1.55%	1.84	%(e)
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.49	%(c)(d)	1.30	%(c)	1.50%	1.55%	1.84	%(e)
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.27	%(c)(d)	1.26	%(c)	1.37%	1.29%	1.48	%(f)
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.27	%(c)(d)	1.13	%(c)	1.29%	1.29%	1.48	%(f)
Portfolio turnover rate	10.3%		14.0%		16.0%	12.7%	7.9%
Preferred Stock:
6.000% Series B Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$ 19,775		$ 19,775		$ 19,775	$ 19,775	$ 19,775
Total shares outstanding (in 000’s)	791		791		791	791	791
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00	$ 25.00	$ 25.00
Average market value (g)	$ 26.42		$ 25.80		$ 25.41	$ 25.45	$ 25.73
Asset coverage per share(h)	$ 167.07		$ 171.13		$ 196.48	$ 167.07	$ 131.49
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$ 15,000		$ 15,000		$ 15,000	$ 15,000	$ 15,000
Total shares outstanding (in 000’s)	1		1		1	1	1
Liquidation preference per share	$ 25,000		$ 25,000		$ 25,000	$ 25,000	$ 25,000
Liquidation value (i)	$ 25,000		$ 25,000		$ 25,000	$ 25,000	$ 25,000
Asset coverage per share(h)	$167,071		$171,134		$196,481	$167,072	$131,486
Asset Coverage (j)	668%		685%		786%	668%	526%

†

For the years ended December 31, 2016, 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date. The year ended 2012, was based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2014 rights offering, assuming full subscription by shareholders.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(d)

During the year ended December 31, 2016, the fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the annualized expenses ratios would have been 1.32% attributable to common shares before fees waived, 1.32% attributable to common shares net of advisory fee reduction, 1.13% including liquidation value of preferred shares before fees waived, and 1.13% including liquidation value of preferred shares net of advisory fee reduction.

(e)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.

(f)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.

(g)	Based on weekly prices.
(h)	Asset coverage per share is calculated by combining all series of preferred shares.
(i)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(j)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Publishing	$ 5,757,636	$ 136,807	—	$ 5,894,443
Other Industries (a)	75,948,368	—	—	75,948,368
Distribution Companies
Broadcasting	23,382,965	—	$ 51,891	23,434,856
Financial Services	4,536,384	—	600	4,536,984
Wireless Communications	10,489,139	—	52,945	10,542,084
Other Industries (a)	87,408,367	—	—	87,408,367
Total Common Stocks	207,522,859	136,807	105,436	207,765,102
Rights (a)	6	—	63,000	63,006
Warrants (a)	13,819	—	—	13,819
U.S. Government Obligations	—	25,143,084	—	25,143,084
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$207,536,684	$25,279,891	$168,436	$232,985,011

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/16	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/16†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Broadcasting	$ 71,791	—	—	$(19,900)	—	—	—	—	$ 51,891	$(19,900)
Financial Services	600	—	—	—	—	—	—	—	600	—
Wireless Communications	21,609	—	—	31,336	—	—	—	—	52,945	31,336
Total Common Stocks	94,000	—	—	11,436	—	—	—	—	105,436	11,436
Rights
Distribution Companies
Wireless Communications	63,000	—	—	—	—	—	—	—	63,000	—
Total Rights	63,000	—	—	—	—	—	—	—	63,000	—
TOTAL INVESTMENTS IN SECURITIES	$157,000	—	—	$ 11,436	—	—	—	—	$168,436	$ 11,436

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2016:

Description	Balance at 12/31/16	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$105,436	Last available closing Price/Spin-off	Discount Range	0%
Rights (a)	63,000	Merger/Acquisition Price	Discount Range	0%
Total	$168,436

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The Fund’s derivative contracts held at December 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2016, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to non-deductible expenses and reclass of investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease distributions in excess of net investment income by $66,280 and to increase distributions in excess of net realized gain on investments and foreign currency transactions by $50,538, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,572,229	$104,374	$1,647,419	$88,571
Long term capital gains	17,924,470	1,189,939	20,772,541	1,116,803
Return of capital	679,117	—	429,761	—

Total distributions paid	$20,175,816	$1,294,313	$22,849,721	$1,205,374

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$54,157,521
Other temporary differences*	(18,404)

Total	$54,139,117

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2016, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on qualified five year tax gain.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$178,809,190	$74,551,735	$(20,375,914)	$54,175,821

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the year ended December 31, 2016, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rates of the Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock assets were paid.

During the year ended December 31, 2016, the Fund paid $12,500 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,771.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2016 the Fund paid or accrued $70,222 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

During the year ended December 31, 2016, the Fund engaged in purchase transactions with funds that have a common investment adviser. These purchase transactions complied with Rule 17a-7 under the Act and amount to $232,000.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $21,887,097 and $47,793,922 respectively.

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2016, the Fund did not repurchase any common stock in the open market.

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund has an effective shelf registration authorizing the offering of an additional $400 million of common or preferred shares.

On June 17, 2014, the Fund distributed one transferable right for each of the 18,166,980 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share. On July 25, 2014, the Fund issued 6,055,660 common shares receiving net proceeds of $54,282,653, after the deduction of offering expenses of $218,287. The NAV per share of the Fund was reduced by approximately $0.44 per share on the day the additional shares were issued. The additional shares were issued below NAV.

As of December 31, 2016 after considering the 2014 common share rights offering, the Fund has approximately $346 million available for issuance under the current shelf.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The Fund may redeem at any time, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2016 and 2015, the Fund did not repurchase or redeem any shares of Series B and Series C Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

			Number of Shares			Dividend	Accrued
		Issued/	Outstanding at		2016 Dividend	Rate at	Dividends at
Series	Issue Date	Authorized	12/31/2016	Net Proceeds	Rate Range	12/31/2016	12/31/2016

B6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$16,479
C Auction Rate	March 31, 2003	1,000	600	24,547,465	0.525% to 1.173%	1.155%	1,925

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Multimedia Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Multimedia Trust Inc. (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2017

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[5]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1994***	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Christopher J. Marangi Associate Portfolio Manager Age: 42	Since 2013***	1	Portfolio Manager of open-end and closed-end funds within the Gabelli/GAMCO Fund Complex; Managing Director of GAMCO Investors, Inc.	—

INDEPENDENT DIRECTORS[6]:

Anthony J. Colavita[4] Director Age: 81	Since 2001***	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Director Age: 78	Since 1994**	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf Jr. Director Age: 77	Since 1999*	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Kuni Nakamura Director Age: 48	Since 2012**	20	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 91	Since 1994**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder,MD Director Age: 76	Since 1999*	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza Director Age: 71	Since 1994*	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Vice President and Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G. distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Carter W. Austin Vice President and Ombudsman Age: 50	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Martire Vice President and Ombudsman Age: 40	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2016

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*     -  Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**    -   Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***  -  Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli and Mr. Marangi are considered “interested persons” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Represents holders of the Fund’s Preferred Stock.
[5]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2016

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share	Ordinary Investment Income	Long Term Capital Gains	Return of Capital(c)	Dividend Reinvestment Price
Common Stock
	03/23/16	03/16/16	$0.22000	$0.01706	$0.19549	$0.00745	$7.20328
	06/23/16	06/16/16	0.22000	0.01706	0.19549	0.00745	7.06034
	09/23/16	09/16/16	0.22000	0.01706	0.19549	0.00745	7.61291
	12/16/16	12/09/16	0.17000	0.01318	0.15106	0.00576	7.42642

			$0.83000	$0.06436	$0.73753	$0.02811

6.000% Series B Cumulative Preferred Stock

	03/28/16	03/21/16	$0.37500	$0.03010	$0.34490
	06/27/16	06/20/16	0.37500	0.03010	0.34490
	09/26/16	09/19/16	0.37500	0.03010	0.34490
	12/27/16	12/19/16	0.37500	0.03010	0.34490

			$1.50000	$0.12040	$1.37960

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pay dividends weekly based on the maximum rate.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2016 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2016 were $19,114,409 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to 6.000% Series B Cumulative Preferred shareholders a total of $1.50 per share in 2016. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $14.01651 per share in 2016. For the year ended December 31, 2016, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, 2.00% of the ordinary income distribution was qualified interest income, and 100% of the ordinary distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2016 derived from U.S. Treasury securities was 1.15%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 10.79%.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2016

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Non-Taxable Return of Capital	Total Distributions(b)	Adjustment to Cost Basis(c)
Common Shares
2016	$ 0.06168	$ 0.00268	$ 0.73753	$ 0.02811	$ 0.83000	$ 0.02811
2015	0.03269	0.02999	0.85399	0.02333	0.94000	0.02333
2014(d)	0.01978	0.00107	0.88350	0.14565	1.05000	0.14565
2013	0.05193	0.10631	0.76176	—	0.92000	—
2012	0.07460	0.07484	—	0.65056	0.80000	0.65056
2011(e)	—	0.24320	—	0.62680	0.87000	0.62680
2010	—	0.05670	—	0.54330	0.60000	0.54330
2009	—	—	—	—	—	—
2008	—	—	—	0.57000	0.57000	0.57000
2007	0.07790	0.26410	0.40800	—	0.75000	—
6.000% Series B Cumulative Preferred Stock
2016	$ 0.11520	$ 0.00520	$ 1.37960	—	$ 1.50000	—
2015	0.05350	0.04908	1.39742	—	1.50000	—
2014	0.03280	0.00160	1.46560	—	1.50000	—
2013	0.08480	0.17320	1.24200	—	1.50000	—
2012	0.74880	0.75120	—	—	1.50000	—
2011	—	1.50000	—	—	1.50000	—
2010	—	1.50000	—	—	1.50000	—
2009	0.40680	—	—	$ 1.09320	1.50000	$ 1.09320
2008	1.24360	—	—	0.25640	1.50000	0.25640
2007	0.15560	0.52840	0.81600	—	1.50000	—
Series C Auction Rate Cumulative Preferred Stock
2016	$ 13.43109	$ 0.58542	$ 160.60349	—	$ 174.62000	—
2015	1.55581	1.42712	40.63707	—	43.62000	—
2014	0.68296	0.03701	30.51003	—	31.23000	—
2013	1.74961	3.58224	25.66814	—	30.99999	—
2012	18.59116	18.65884	—	—	37.25000	—
2011	—	37.21000	—	—	37.21000	—
2010	—	66.47000	—	—	66.47000	—
2009	19.14269	—	—	$ 51.45731	70.60000	$ 51.45731
2008	628.35200	—	—	129.44800	757.80000	129.44800
2007	140.12030	475.50103	734.35867	—	1,349.98000	—

(a)	Taxable as ordinary income.
(b)	Total amounts may differ due to rounding.
(c)	Decrease in cost basis.
(d)	On June 17, 2014, the Fund also distributed Rights equivalent to $0.23 per common share based upon full subscription of all issued shares.
(e)	On March 29, 2011, the Fund also distributed Rights equivalent to $0.76 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Managing Director,

GAMCO Investors, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GGT Q4/2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,089 for 2015 and $44,166 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,996 for 2015 and $4,096 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – June 1, 2016

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the

Revised – June 1, 2016

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Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Revised – June 1, 2016

INTERNAL USE ONLY

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

Revised – June 1, 2016

INTERNAL USE ONLY

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

Revised – June 1, 2016

INTERNAL USE ONLY

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised – June 1, 2016

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Revised – June 1, 2016

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

Revised – June 1, 2016

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●	Amount of stock currently authorized but not yet issued or reserved for stock option plans
●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised – June 1, 2016

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised – June 1, 2016

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Executive Chairman of Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds,

LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Lawrence J. Haverty, Jr., CFA, has served as associate portfolio manager of The Gabelli Multimedia Trust, Inc. since 2005. Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2016. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	22.3B	6	5.1B
	Other Pooled Investment Vehicles:	29	1.2B	18	1.1B
	Other Accounts:	1,559	15.2B	13	1.3B

2. Lawrence J. Haverty, Jr.	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	4	4.3M	0	0

3. Christopher J. Marangi	Registered Investment Companies:	7	7.3B	2	4.1B
	Other Pooled Investment Vehicles:	1	127.5M	0	0
	Other Accounts:	335	1.3B	0	0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Lawrence J. Haverty, Jr., and Christopher J. Marangi each owned over $1,000,000, over $1,000,000 and $1-$10,000 respectively, of shares of the Trust as of December 31, 2016.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/16 through 07/31/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #2 08/01/16 through 08/31/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #3 09/01/16 through 09/30/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #4 10/01/16 through 10/31/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #5 11/01/16 through 11/30/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Month #6 12/01/16 through 12/31/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 24,308,212 Preferred Series B – 791,014
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2017

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/09/2017

*	Print the name and title of each signing officer under his or her signature.